UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23783

(Investment Company Act file number)

Opportunistic Credit Interval Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 23rd Floor

New York, NY 10022

(Address of principal executive offices)(Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2023 - March 31, 2024

Item 1. Reports to Stockholders.

(a)

Table of Contents

Shareholder Letter	1
Portfolio Update	14
Consolidated Schedule of Investments	16
Consolidated Statement of Assets and Liabilities	22
Consolidated Statement of Operations	23
Consolidated Statements of Changes in Net Assets	24
Consolidated Statement of Cash Flows	25
Consolidated Financial Highlights
Class I	26
Notes to Consolidated Financial Statements	27
Additional Information	36
Consolidated Privacy Notice	38

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

Dear Shareholders:

We are excited to share with our partners the latest letter for the Opportunistic Credit Interval Fund1 (ticker: SOFIX) for the semi-annual period ended March 31, 2024.

This letter comes at a particularly opportune time, in our view, given the decidedly murky macro backdrop. Public markets have been ebullient in recent months, boosted by the Fed’s dovish tilt in December 2023, which has amplified the “soft landing” narrative. Soft landing has become such a market buzzword that it requires examining what such an outcome would entail.

A soft-landing suggests that the market and the economy could escape the massive over-stimulus and inflationary spiral of COVID-19 and the resulting ~550bps of interest rate hikes—without experiencing economic pain or downturn. Such an optimistic outcome would seem to belie basic reason. More importantly, the soft-landing thesis ignores certain tremors at the foundation of our economy.

Macro Backdrop: The Concerning

Again, the Federal Reserve (the "Fed") alluding to cuts this year reignited the market’s animal spirits and loosened market conditions for many. However, not all corners of the economy have participated in the latest market celebration. As reflected in the chart below, small- and medium-sized banks have continued to tighten lending activity:

U.S. Bank Lending

Source: FRB, Haver Analytics, Apollo Chief Economist.

A range of (not-insignificant) challenges has contributed to muted bank lending, including marked-to-market losses on long duration assets, commercial real estate (“CRE”) concerns, regulatory overhang post-Silicon Valley Bank and depositor flight into Money Market Funds. In our view, none of these troubles appear likely to abate in the near-term.

Semi-Annual Report | March 31, 2024	1

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

Further, as highlighted in the chart below, banks play a vital role in our economy, beyond just business lending. Small banks provide nearly 70% of CRE loans, nearly 40% of residential real estate debt and more than 20% of consumer loans:

Small banks’ share of total bank lending, by loan type

Source: FRB, Haver Analytics, Apollo Chief Economist.

There are few segments of the U.S. economy not touched by the traditional banking channel.

Banks have historically helped the gears of U.S. GDP to turn. Without lending, our economy will inevitably slow, as capital deprived businesses may forgo expansion plans or (worst case) struggle to stock their shelves. In short, if banks remain sidelined, we believe a soft-landing will ultimately prove elusive.

2	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

The health of the U.S. consumer represents another potential threat to the market’s current bull-run. As has been well documented, a lack of opportunities to spend during the pandemic as well as aggressive fiscal stimulus, enabled households to build “excess savings,” which has helped propel our post-COVID-19 economy. However, as this chart reveals, much of these savings have been exhausted—particularly among the most economically sensitive Americans:

U.S. Household “Excess Savings”

Source: Pantheon Research

Much of these remaining savings may remain trapped from an economic perspective. Given the lower marginal propensity to consume among wealthy households, these dollars may not be spent into our economy in the near-term, if at all.

Economically sensitive households—those who have borne the brunt of inflationary pain—have also not participated in recent market-driven wealth effects. Hence, while many consumers appear to be doing quite well, many are not. Underscoring this dynamic, as reflected below, an increasing number of Americans are paying minimum monthly debt payments and leaving significant balances outstanding:

Household Payments and Revolving Balances

Source: Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Philadelphia data for 4Q 2023 also reflected the highest credit card delinquency rate since 2012, with 3.5% of card balances at least 30 days past due at year end.

With segments of our population experiencing real pain from higher prices and higher cost of debt, consumer spending may shift from a tailwind to a headwind, which could upend the market’s latest tear.

Semi-Annual Report | March 31, 2024	3

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

Business sentiment appears to reflect some of the underlying challenges in our economy. Notably, the NFIB Small Business Optimism Index for March registered the lowest reading since 2012:

NFIB Small Business Optimism

Source: NFIB and The Daily Dash

In our jobs, we confront seemingly endless amounts of information—much of which gets lost in the noise. However, we would argue the previous chart requires a pause for contemplation: despite a seemingly strong economy and an enthusiastic equity market, small business sentiment is worse than during the troughs of the pandemic. We find this fact, both stupefying and ominous.

Interest rates represent a much-discussed market overhang as well. Relatedly, as evidenced in the graphs below, U.S. equity market valuations are near historic levels:

Distribution of S&P 500 P/E Ratios Now and During the “Dot-com” Peak

Source: Bloomberg

4	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

Market Cap of the Largest Stock Relative to the 75th Percentile of Stocks

Source: Compustat, CRSP, Goldman Sachs Investment Research (4/9/2024)

Artificial Intelligence ("AI") is centerstage of the stock market’s recent furious gains (contributing to the S&P 500’s concentration). Only time will reveal if artificial intelligence represents a paradigm shifting economic force—and therefore worthy of the market’s current lofty valuations.

Beyond AI, expectations for rate cuts have also catalyzed the latest market rally. However, these much-anticipated cuts have confronted the reality of an economy stronger than feared, a job market that continues to expand and inflation that refused to surrender (even before accounting for the latest rise in oil prices).

As the following chart shows, the S&P 500 Index ("S&P") has yet to recalibrate for a more realistic appraisal of the path of rates in 2024:

S&P 500 vs. Fed Fund Futures

Source: Oxford Economics / Haver Analytics (3/7/2024)

For economic and political reasons, we anticipate one 25bps cut this year—most likely in July; we believe September would be considered too close to the election.

Semi-Annual Report | March 31, 2024	5

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

The economic case for cuts, in part, stems from concerns about real interest rates. Even with inflation lodged in the +3.0% context, inflation-adjusted Fed Funds remain at the highest level since the global financial crises ("GFC"):

Real Fed Funds Rate

Source: Bloomberg

High real rates have historically been associated with—if not the proximal cause of—things “breaking” in the market:

U.S. 10 Year Real Rates and Bubble “Pops”

Source: BofA Global Investment Strategist

Additionally, much of the globe appears to be entering a synchronous cutting cycle, with Bank of England, ECB and Bank of Canada all signaling cuts this summer. Other than Bank of Japan which may need to hike to defend its spiraling Yen, the trajectory of global rates is definitively downward. If the U.S. Federal Reserve does not cut, we risk an overheated dollar, which could weigh on GDP from lower export demand.

Finally, on the political front, the Fed will face increasing pressure from Washington to push rates lower in an election year—particularly with many consumers starting to feel the bite of higher rates. Hence, while perhaps not entirely economically justified, we expect one cut this summer.

6	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

Macro Backdrop: The Positive

Tempering our decidedly guarded tone thus far, there are unquestionably many positive signals in the current backdrop. Namely, jobs are plentiful and—as demonstrated in the charts below— household and corporate balance sheets are historically strong:

Net Interest Paid by Corps. as % of GDP vs. Household Debt Service Ratio (%)

Source: Pantheon Macro

Household Balance Sheet (as % of GDP)

Source: Bridgewater Associates

Semi-Annual Report | March 31, 2024	7

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

Cash Held by U.S. Corporations, All-Time High

Source: Bridgewater Associates

Additionally, circling back to artificial intelligence, AI enthusiasm could kick-off a wave of corporate investment and productivity reminiscent of the 1990s (hopefully without the resulting market bubble). We would note, however, that the 1990s productivity boom happened amid an era of budget surplus, unlike our current period of crushing fiscal deficits.

Another clear positive, should the economy weaken, the Fed has cuts at their disposal. Rate cuts provided diminishing efficacy during much of the post-GFC era. Because rates had been so low for so long (and the specter of inflation had become a faded memory), incremental cuts elicited little change in corporate or household behavior.

Now, after having experienced the discomfort (if not agony, for some) of higher rates, people will likely pounce when the cost of debt declines. People may race out to buy that car or dish washer, or other rate sensitive goods, for fear that rates may go up again, which could rekindle the economy.

8	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

Macro Backdrop: The Opportunity

The discordant signals in the market provide a challenging backdrop for investors, but credit, in our view, remains a haven. Unlike exuberantly priced equities, middle market credit remains rich with opportunity. Muted bank lending is troubling for the economy, broadly, but has unambiguously translated into an opportunity for our shareholders. Small and medium-sized businesses are increasingly turning to non-traditional platforms, like BC Partners, for capital solutions, a fact highlighted by the graph below:

Assets: Banks vs. Fund Managers

Source: Board of Governors of the Federal Reserve; ICI/Prequin/HFR

Blows to the U.S. banking system from COVID-19, rapidly interest rate increases, bad CRE loans and the Silicon Valley Bank collapse have accelerated the structural trend of increasing capital formation by non-bank institutions.

Semi-Annual Report | March 31, 2024	9

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

From an investor standpoint, we believe it is instructive to highlight the benefits of our private credit solutions as an asset class. As reflected in the chart below, private credit has handily outpaced all categories of fixed income and produced returns competitive with the S&P 500 (with markedly lower volatility), in recent years:

Index Returns, Rebased to 2019

Source: Data through 3Q 2023, Prequin, Barclays Research (04/11/2024)

Much of this outperformance stems from the higher yield, greater issuance discounts and higher call protection available in private credit.

Not all private credit solutions are the same, of course. BC Partners’ focus on lending to companies with $10mn to $50mn of EBITDA uniquely positions us to capitalize on the pullback by small- and medium-sized banks. Many competing private credit funds—with billions of capital to deploy—must chase larger companies, which still have access to traditional lending channels. Hence, we believe we are uniquely positioned as a Fund and a firm to benefit from the structural decline of banks.

10	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

Relatedly, we would emphasize another key difference between BC Partners and many of our private credit peers. Given less competition, lower middle market deals still generally command covenants—or governing docs that help protect investors. As reflected in the chart below, covenants are becoming increasingly scarce in larger deals, a segment in which BC Partners does not compete:

Covenant-Lite Share of New Issue Private Credit Loans by Initial Loan Amount, 2020-2023

Source: Covenant Review, Barclays Research

What is the point of private credit without covenants? We would argue that competing large cap private funds have essentially become expensive and concentrated mutual funds.

Semi-Annual Report | March 31, 2024	11

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

Fund Performance

The Fund generated a gain of 3.8% during the six-month period ended 3/31/2024, which modestly trailed our benchmark (Morningstar LSTA US Leveraged Loan TR USD Index), largely due to cash drag during the quarter. The Fund was, in a sense, a victim of its own success, having grown AUM from $37.5M to $100M in the period.

Despite modest underperformance in the period, inception-to-date returns handily outpaces the Index (19.7% vs.11.4%).

Among the Fund’s positive contributors were its investment in Smart Start (Global IID Parent LLC) (+25.6%), acquired at attractive levels by way of liquidity bid. Loans backing Camino (Global Integrated Flooring Systems Inc.) gained 9.4% helped by lower costs and realization of previously deferred projects. As a detractor, the Fund’s investment in Hostway (HDC / HW Intermediate Holdings) restructured, resulting in a 14.4% decline.

Positioning

Amid a relatively muted primary market backdrop, the Fund’s portfolio has largely been evenly allocated between liquid and illiquid assets. As the calendar year turned, the Fund has weighted its incremental dollars toward privately originated deals—which we view as our core strategy; at the end of March, roughly 63% of our assets comprise private deals.

Recent investments we would highlight include Tactical Air Support, Inc., a provider of aviation services to the U.S. military across consulting, adversary air training and MRO services, Rockbridge Hospitality Fund VI (RHF VI FUNDING LLC), a portfolio of hospitality assets in winddown, and Autorola, a European online auction site for vehicle fleets.

Conclusion

I will end this letter like the previous: investors simply must rethink their orientation to fixed income as the era of turbo-charged equity performance is likely over.

Immediately prior to the reign of easy money, the S&P returned just 4.8% a year from 1996 to 2008. From 2009 to 2021—a time-period highlighted by negative real interest rates and QE by the Fed—the S&P gained 16.0% per annum. Put differently, the S&P generated a CAGR of 9.6% from 1928 to 20232. Clearly the last 13 years (prior to 2022) represent the outlier.

With equity returns likely to revert to the mean (because math always wins, in time), investors can no longer under-allocate to fixed income nor tolerate traditional underperforming vehicles.

With roughly $150bn of AUM, the PIMCO Income Fund represents the bell-weather fund in the fixed income universe. The Opportunistic Credit Interval Fund’s performance since inception tops PIMIX by a stunning 3.0x3. The Fund similarly outperforms the largest High Yield ETF, iShares High Yield Corporate Bonds ETF (ticker HYG), by a similarly eye-popping multiple4.

When equities generated double-digit annual returns, investors could perhaps tolerate such traditional laggards in their portfolio. With fixed income returns likely to rival the S&P going forward on an absolute basis (let alone on a risk adjusted basis), investors must reorientate their portfolio toward the best performing category in fixed income—private credit.

Regards,

Matthias Ederer

Portfolio Manager

Opportunistic Credit Interval Fund

[1]	Fund performance refers to that of Class I. Reflects six-month returns through 03/31/2024. Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103. The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least February 1, 2025 to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding incentive fee, interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.50% per annum of the Fund’s average daily net assets attributable to Class I shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser (or the previous investment adviser) waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

12	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Shareholder Letter

March 31, 2024 (Unaudited)

[2]	“Cost of Capital and Capital Allocation, Investment in the Era of ‘Easy Money” Morgan Stanely (2/28/2024)

[3]	Bloomberg, Total Return 7/5/2022 through 3/31/2024 SOFIX vs. PIMIX.

[4]	Bloomberg, Total Return 7/5/2022 through 3/31/2024 SOFIX vs. HYG.

Semi-Annual Report | March 31, 2024	13

Opportunistic Credit Interval Fund	Portfolio Update

March 31, 2024 (Unaudited)

The Fund’s performance figures for the period ended March 31, 2024, compared to its benchmark:

Opportunistic Credit Interval Fund	1 Month	Quarter	6 Month	YTD	1 Year	Since Inception	Inception
Opportunistic Credit Interval Fund - NAV	1.02%	1.88%	3.88%	1.88%	12.62%	19.73%	7/1/2022
Morningstar LSTA US Leveraged Loan TR USD Index	0.85%	2.46%	5.40%	2.46%	12.47%	11.43%	7/1/2022

The Morningstar LSTA US Leveraged Loan TR USD Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 26, 2024, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 11.17% for Class I. After fee waivers, the Fund’s total annual operating expense is 2.97% for Class I. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

14	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Portfolio Update

March 31, 2024 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Consolidated Portfolio Composition as of March 31, 2024

Asset Type	Percent of Net Assets
Bank Loan	60.49%
Short-Term Investments	24.96%
Preferred Stock	7.19%
Joint Venture	3.98%
Equipment Financing	3.43%
Common Equity	1.28%
Bonds & Notes	0.40%
Warrants	0.07%
Total Investments	101.80%
Liabilities in Excess of Other Assets	(1.80)%
Net Assets	100.00%

Please see the Consolidated Schedule of Investments for a detailed listing of the Fund’s holdings.

Semi-Annual Report | March 31, 2024	15

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2024 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (60.49%)

Communication Services (5.04%)
Neptune Bidco US Inc., First Lien Term Loan A(a)(b)	10.17%	3M SOFR + 4.75%, 0.50% Floor	10/11/2028	$997,487	$916,267
Neptune Bidco US Inc., First Lien Term Loan(a)(b)	10.42%	3M SOFR + 5.00%, 0.50% Floor	04/11/2029	1,641,729	1,517,475
NextFlight Ventures, First Lien Term Loan(a)(c)	10.00%	10.00%, PIK	12/26/2025	1,006,758	980,683
NextFlight Ventures, Delayed Draw Term Loan(a)(c)(d)	–%	10.00%, PIK	12/26/2025	–	14
Synamedia Americas Holdings, Inc., First Lien Term Loan(a)(b)	13.06%	3M SOFR + 7.75%, 1.00% Floor	12/05/2028	1,696,121	1,649,477
					5,063,916
Consumer Discretionary (0.88%)
Riddell Inc., First Lien Term Loan(a)(b)	11.33%	1M SOFR + 6.00%, 1.00% Floor	03/29/2029	909,091	886,364
Riddell Inc., Delayed Draw Term Loan(a)(b)(d)	–%	1M SOFR + 6.00%, 1.00% Floor	03/29/2029	–	–
					886,364
Consumer Staples (3.96%)
Alphia, Inc., First Lien Term Loan(a)(b)	10.31%	3M SOFR + 5.00%	10/03/2030	1,500,000	1,379,197
Florida Food Products LLC, First Lien Term Loan(a)(b)	10.44%	1M SOFR + 5.00%, 0.75% Floor	10/18/2028	2,087,353	1,854,269
Global Integrated Flooring Systems Inc., First Lien Term Loan(a)(b)(c)	14.69%	3M SOFR + 8.36%, 1.00% PIK, 1.25% Floor	05/15/2024	1,289,459	736,539
Global Integrated Flooring Systems Inc., Revolver(a)(b)(c)		1M SOFR + 8.36%, 1.00%
	14.69%	PIK, 1.25% Floor	05/15/2024	12,099	6,911
					3,976,916
Financials (9.17%)
AIS Holdco LLC, First Lien Term Loan(a)(b)	10.31%	3M SOFR + 5.00%	08/15/2025	1,954,198	1,912,672
AIS Holdco, LLC, Second Lien Term Loan(a)(b)	14.32%	3M SOFR + 8.75%	08/15/2026	250,000	235,000
BetaNXT, Inc., First Lien Term Loan(a)(b)	11.05%	3M SOFR + 5.75%	07/01/2029	2,992,424	2,863,750
Cor Leonis Limited, Revolver(a)(b)(d)	12.81%	3M SOFR + 7.50%, 1.50% Floor	05/15/2028	171,656	172,408
Expert Experience Credit Motors, LLC, Revolver(a)(b)(d)	5.32%	1M SOFR + 10.50%	03/29/2026	–	–
Fortis Payment Systems, LLC, First Lien Term Loan(a)(b)	11.15%	3M SOFR + 5.75%, 1.00% Floor	02/13/2026	1,875,000	1,851,562
Fortis Payment Systems, LLC, Delayed Draw Term Loan(a)(b)(d)	11.15%	Prime + 5.75%	02/13/2026	93,750	95,187
Lion FIV Debtco Limited, Revolver(a)(b)(d)	16.31%	3M SOFR + 11.00%	10/18/2024	272,584	237,583
Royal Palm Equity Partners I L.P., First Lien Term Loan(a)(b)(d)	12.32%	3M SOFR + 7.00%, 2.50% Floor	10/24/2033	947	947
Royal Palm Equity Partners I L.P., Delayed Draw Term Loan(a)(b)(d)	12.32%	3M SOFR + 7.00%, 2.50% Floor	10/24/2033	4,734	4,734
Royal Palm Equity Partners I L.P., Initial, First Lien Term Loan(a)(b)	12.32%	3M SOFR + 7.00%, 12.32% PIK	10/24/2033	559,103	559,103
Royal Palm Equity Partners II L.P., First Lien Term Loan(a)(b)	13.32%	3M SOFR + 8.00%, 13.32% PIK	10/24/2028	38,164	37,691
TA/WEG HOLDINGS, LLC, 2020 Delayed Draw Term Loan(a)(b)	10.78%	3M SOFR + 5.50%, 1.00% Floor	10/04/2027	311,535	311,535
TA/WEG HOLDINGS, LLC, 2021 Delayed Draw Term Loan(a)(b)	10.81%	3M SOFR + 5.50%, 1.00% Floor	10/04/2027	465,738	465,738
TA/WEG HOLDINGS, LLC, 2024 Delayed Draw Term Loan(a)(b)(d)	–%	3M SOFR + 5.50%, 1.00% Floor	10/04/2027	–	18,348

See Notes to Consolidated Financial Statements.
16	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2024 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
TA/WEG HOLDINGS, LLC, May 2022 Delayed Draw Term Loan(a)(b)(d)	10.81%	3M SOFR + 5.50%, 1.00% Floor	10/04/2027	$446,738	$446,738
TA/WEG HOLDINGS, LLC, Revolver(a)(b)(d)	–%	3M SOFR + 5.50%, 1.00% Floor	02/02/2032	–	–
					9,212,996
Health Care (4.03%)
Dentive LLC, First Lien Term Loan(a)(b)	12.31%	3M SOFR + 7.00%, 1.00% Floor	12/26/2028	238,825	234,645
Dentive LLC, Delayed Draw Term Loan(a)(b)(d)	12.32%	3M SOFR + 7.00%, 1.00% Floor	12/26/2028	79,556	78,076
IDC Infusion Services, Inc., First Lien Term Loan(a)(b)	11.85%	6M SOFR + 6.50%, 0.50% Floor	07/07/2028	365,966	360,879
IDC Infusion Services, Inc., Delayed Draw Term Loan(a)(b)(d)	11.96%	1M SOFR + 6.50%, 0.50% Floor	07/07/2028	32,468	32,630
PhyNet Dermatology LLC, First Lien Term Loan(a)(b)	11.99%	6M SOFR + 6.50%, 1.00% Floor	10/20/2029	486,536	481,087
PhyNet Dermatology LLC, Delayed Draw Term Loan(a)(b)(d)	–%	6M SOFR + 6.50%, 1.00% Floor	10/20/2029	–	(1,216)
South Florida ENT Associates, First Lien Term Loan(a)(b)	12.40%	3M SOFR + 7.00%, 1.00% Floor	12/31/2025	393,471	388,277
South Florida ENT Associates, Delayed Draw Term Loan(a)(b)(d)	–%	3M SOFR + 7.00%, 1.00% Floor	12/31/2025	–	(2,516)
USN Opco, LLC, First Lien Term Loan(a)(b)	11.10%	3M SOFR + 5.75%, 1.00% Floor	12/21/2026	2,500,000	2,475,000
					4,046,862
Industrials (12.35%)
Accordion Partners, LLC, First Lien Term Loan(a)(b)	11.30%	3M SOFR + 6.00%, 0.75% Floor	08/29/2029	82,741	82,402
Accordion Partners, LLC, Delayed Draw Term Loan A(a)(b)	11.55%	3M SOFR + 6.25%, 0.75% Floor	08/29/2029	7,263	7,263
Accordion Partners, LLC, Delayed Draw Term Loan B(a)(b)	11.31%	3M SOFR + 6.00%, 0.75% Floor	08/29/2029	9,101	9,064
Accordion Partners, LLC, Third Amendment First Lien Term Loan(a)(b)	11.59%	3M SOFR + 6.25%, 0.75% Floor	08/29/2029	99,500	99,500
Accordion Partners, LLC, Third Amendment Delayed Draw Term Loan(a)(b)(d)	11.57%	3M SOFR + 6.25%, 0.75% Floor	08/29/2029	116,500	117,505
Arcline FM Holdings, LLC, First Lien Term Loan(a)(b)	10.32%	3M SOFR + 4.75%, 0.75% Floor	06/23/2028	497,474	498,407
Astro Acquisition, LLC, First Lien Term Loan(a)(b)	10.80%	3M SOFR + 5.50%, 1.00% Floor	12/13/2027	4,000,000	3,960,000
Inmar, Inc., First Lien Term Loan(a)(b)	10.82%	1M SOFR + 5.50%, 1.00% Floor	05/01/2026	997,545	999,884
Marvel APS (Autorola Group Holding A/S), Delayed Draw Term Loan(a)(c)	10.00%	PIK	12/21/2027	3,118,553	3,364,462
Material Handling Systems, Inc., First Lien Term Loan(a)(b)	10.83%	3M SOFR + 5.50%, 0.50% Floor	06/08/2029	1,347,817	1,227,638
Qualtek LLC, First Lien Term Loan(a)(b)(c)	15.16%	3M SOFR + 1.00%, 9.00% PIK, 1.00% Floor	07/14/2025	365,726	330,371
Qualtek LLC, Second Lien Term Loan(a)(b)(c)(e)	–%	6M SOFR + 1.00%, 9.00% PIK, 1.00% Floor	01/14/2027	253,063	44,868
Tactical Air Support, Inc., First Lien Term Loan(a)(b)	13.97%	3M SOFR + 8.50%, 1.00% Floor	12/22/2028	1,714,286	1,673,657
Tactical Air Support, Inc., Delayed Draw Term Loan(a)(b)(d)	8.50%	3M SOFR + 8.50%, 1.00% Floor	12/22/2028	–	(6,771)
					12,408,250

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2024	17

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2024 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
Information Technology (20.33%)
Alegeus Technologies Holdings Corp., First Lien Term Loan(a)(b)	13.75%	3M SOFR + 8.25%, 1.00% Floor	09/05/2024	$365,000	$365,000
Athos Merger Sub LLC, First Lien Term Loan(a)(b)	10.60%	3M SOFR + 5.00%	07/31/2026	236,146	231,128
Athos Merger Sub LLC, Second Lien Term Loan(a)(b)	13.85%	3M SOFR + 8.25%	07/30/2027	160,771	155,401
DCert Buyer, Inc., First Amendment Term Loan Refinancing, Second Lien Term Loan(a)(b)	12.33%	1M SOFR + 7.00%	02/16/2029	1,500,000	1,362,300
DRI Holdings Inc., First Lien Term Loan(a)(b)	10.68%	1M SOFR + 5.25%, 0.50% Floor	12/15/2028	503,304	472,321
Enverus Holdings, Inc., Initial, First Lien Term Loan(a)(b)	10.83%	1M SOFR + 5.50%, 0.75% Floor	12/12/2029	814,028	805,237
Enverus Holdings, Inc., Revolver(a)(b)(d)	–%	1M SOFR + 5.50%, 0.75% Floor	12/12/2029	–	(803)
Global IID Parent LLC, Second Lien Term Loan(a)(b)	13.31%	3M SOFR + 7.75%, 0.50% Floor	12/16/2029	165,000	157,476
Global IID Parent LLC, First Lien Term Loan(a)(b)	10.06%	3M SOFR + 4.50%, 0.50% Floor	12/08/2028	2,846,117	2,749,463
HDC / HW Intermediate Holdings A, First Lien Term Loan(a)(b)(c)	9.07%	3M SOFR + 1.00%, 2.50% PIK, 5.25% Floor	06/21/2026	920,785	881,652
HDC / HW Intermediate Holdings B, Second Lien Term Loan(a)(b)(c)(e)	–%	3M SOFR + 1.00%, 2.50% PIK, 5.25% Floor	06/21/2026	637,807	–
Help Systems Holdings, Inc., First Lien Term Loan(a)(b)	9.43%	1M SOFR + 4.00%, 0.75% Floor	11/19/2026	1,496,104	1,450,660
Ivanti Software, Inc., First Lien Term Loan(a)(b)	9.84%	3M SOFR + 4.25%, 0.75% Floor	12/01/2027	1,460,244	1,370,804
Kofax, Inc., First Lien Term Loan(a)(b)	10.66%	3M SOFR + 5.25%, 0.50% Floor	07/20/2029	2,581,921	2,395,377
Morae Global Corporation, First Lien Term Loan(a)(b)	13.47%	3M SOFR + 8.00%, 2.00% Floor	10/26/2026	1,366,406	1,308,334
Morae Global Corporation, Revolver(a)(b)(d)	–%	3M SOFR + 8.00%, 2.00% Floor	10/26/2026	–	(5,313)
PEAK Technology Partners, Inc., First Lien Term Loan(a)(b)	11.72%	3M SOFR + 6.40%, 1.00% Floor	07/22/2027	619,938	609,833
Riskonnect Parent LLC, First Lien Term Loan(a)(b)	10.95%	3M SOFR + 5.50%, 0.75% Floor	12/07/2028	1,228,463	1,216,178
Riskonnect Parent LLC, Delayed Draw Term Loan(a)(b)(d)	–%	3M SOFR + 5.50%, 0.75% Floor	12/07/2028	–	–
Tank Holding Corp., First Lien Term Loan(a)(b)	11.18%	1M SOFR + 5.75%, 0.75% Floor	03/31/2028	845,707	837,385
Tank Holding Corp., Revolver(a)(b)(d)	11.18%	1M SOFR + 5.75%, 0.75% Floor	03/31/2028	1,712	1,645
Taoglas Group Holdings Limited, First Lien Term Loan(a)(b)	12.55%	3M SOFR + 7.25%, 1.00% Floor	02/28/2029	310,863	293,269
Taoglas Group Holdings Limited, Revolver(a)(b)(d)	12.57%	3M SOFR + 7.25%, 1.00% Floor	02/28/2029	62,754	57,887
VeriFone Systems, Inc., First Lien Term Loan(a)(b)	9.59%	3M SOFR + 4.00%	08/20/2025	997,368	887,039
Zywave, Inc., First Lien Term Loan(a)(b)	9.95%	3M SOFR + 4.50%	11/12/2027	2,982,071	2,821,785
					20,424,058
Real Estate (4.73%)
RHF VI FUNDING LLC, Revolver(a)(b)(d)	13.07%	3M SOFR + 7.50%	11/19/2024	4,750,000	4,750,000
					4,750,000

TOTAL BANK LOANS
(Cost $60,106,833)					60,769,362

See Notes to Consolidated Financial Statements.
18	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2024 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
Bonds & Notes (3.83%)
Asset Backed Securities (0.40%)
Mount Logan Funding 2018-1 LP(a)(f)	22.14%	N/A	01/22/2033	$479,858	$401,113

Total Bonds & Notes
(Cost $404,253)					401,113
EQUIPMENT FINANCING (3.43%)
Equipment Financing (3.43%)
White Oak Equipment Finance 1, LLC(a)(b)(g)	10.75%		01/01/2027	3,447,552	3,447,552

Total Equipment Financing
(Cost $3,447,552)					3,447,552

	Shares	Value
COMMON EQUITY (1.28%)
Communication Services (0.01%)
NextFlight Ventures(a)(h)	23	3,536
NFV Co-Pilot, Inc.(a)(h)	114	6,272
		9,808

Consumer Discretionary (1.27%)
IFRG Investor III, L.P.(a)	1,250,000	1,275,000
		1,275,000

Industrials (–%)
Qualtek LLC(a)(h)(g)	28,521	–
		–

Information Technology (–%)
HDC / HW Intermediate Holdings, LLC(a)(g)(h)	24,803	–
		–

TOTAL COMMON EQUITY
(Cost $1,502,236)		1,284,808

	Shares	Value
JOINT VENTURE (3.98%)
Joint Venture (3.98%)
Great Lakes Funding II LLC, Series A(d)(f)(i)(j)	3,896,357	4,005,454
		4,005,454

TOTAL JOINT VENTURE
(Cost $3,896,357)		4,005,454

	Shares	Value
PREFERRED STOCK (7.19%)
Communication Services (2.31%)
Highmount DP SPV, LLC, Class A, Preferred(a)(d)(g)(h)	2,321,429	2,321,429
		2,321,429

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2024	19

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2024 (Unaudited)

	Dividend Rate	Shares	Value
PREFERRED STOCK (7.19%) (continued)
Consumer Discretionary (4.88%)
EBSC Holdings LLC (Riddell, Inc.), Preferred(a)	10.00% PIK	5,000	4,900,000
			4,900,000

TOTAL PREFERRED STOCK
(Cost $7,221,429)			7,221,429

WARRANTS (0.07%)
Morae Global Holdings Inc., Warrants(a)		1	$65,428

TOTAL WARRANTS
(Cost $52,195)			65,428

SHORT- TERM INVESTMENTS (24.96%)
US BANK MMDA - USBGFS 9, 5.24%(k)		25,078,881	25,078,881

TOTAL SHORT- TERM INVESTMENTS
(Cost $25,078,881)			25,078,881

INVESTMENTS, AT VALUE (101.80%)
(Cost $101,709,736)			$102,274,027

Other Liabilities In Excess Of Other Assets (-1.80%)			(1,806,736)

NET ASSETS (100.00%)			$100,467,291

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

PIK - Payment in-kind

Libor Rates:

1M US SOFR - 1 Month US SOFR as of March 31, 2024 was 5.33%

3M US SOFR - 3 Month US SOFR as of March 31, 2024 was 5.30%

6M US SOFR - 6 Month US SOFR as of March 31, 2024 was 5.22%

PRIME - US Prime Rate as of March 31, 2024 was 8.50%

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Payment in kind security which may pay interest in additional par.
(d)	All or a portion of this commitment was unfunded as of March 31, 2024.
(e)	Non-accrual investment.
(f)	Affiliated company
(g)	Investment is held through SOFIX Master Blocker, LLC, wholly owned subsidiary.
(h)	Non-income producing security.
(i)	Restricted security.
(j)	During the period ended March 31, 2024, the Fund invested $4,629,346 in Great Lakes Funding II, LLC - Series A units, received a return of capital distribution of $829,185, and reported change in unrealized appreciation of $111,190 on Great Lakes Funding II, LLC - Series A units. Additionally, Great Lakes Funding II LLC - Series A declared distributions of $333,674 during the period ended March 31, 2024.
(k)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2024.

See Notes to Consolidated Financial Statements.
20	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Schedule of Investments

March 31, 2024 (Unaudited)

Additional information on investments in private investment funds:

Security	Value	Redemption Frequency	Redemption Notice(Days)	Unfunded Commitments as of March 31, 2024
Great Lakes Funding II LLC, Series A	$4,005,454	N/A	N/A	$1,102,591
Total	$4,005,454			$1,102,591

Unfunded Commitments:

Security	Value	Maturity Date	Unfunded Balance
Accordion Partners, LLC, Third Amendment Delayed Draw Term Loan	$117,505	08/29/2029	$33,500
Cor Leonis Limited, Revolver	172,408	05/15/2028	43,234
Dentive LLC, Delayed Draw Term Loan	78,076	12/26/2028	38,969
Enverus Holdings, Inc., Revolver	(803)	12/12/2029	74,324
Expert Experience Credit Motors, LLC, Revolver	–	03/29/2026	5,250,000
Fortis Payment Systems, LLC, Delayed Draw Term Loan	95,187	02/13/2026	531,250
Highmount DP SPV, LLC, Class A, Preferred	2,321,429	N/A	2,678,571
IDC Infusion Services, Inc., Delayed Draw Term Loan	32,630	07/07/2028	100,649
Lion FIV Debtco Limited, Revolver	237,583	10/18/2024	1,477,416
Morae Global Corporation, Revolver	(5,313)	10/26/2026	125,000
Next Flight Ventures, Delayed Draw Term Loan	14	12/26/2025	309,375
PhyNet Dermatology LLC, Delayed Draw Term Loan	(1,216)	10/20/2029	1,013,464
RHF VI FUNDING LLC, Revolver	4,750,000	11/19/2024	250,000
Riddell Inc., Delayed Draw Term Loan	–	03/29/2029	90,909
Riskonnect Parent LLC, Delayed Draw Term Loan	–	12/07/2028	5,000,000
Royal Palm Equity Partners I L.P., Delayed Draw Term Loan	4,734	10/24/2033	354,814
Royal Palm Equity Partners I L.P., First Lien Term Loan	947	10/24/2033	70,963
South Florida ENT Associates, Delayed Draw Term Loan	(2,516)	12/31/2025	168,878
TA/WEG HOLDINGS, LLC, 2024 Delayed Draw Term Loan	18,348	10/04/2027	2,446,412
TA/WEG HOLDINGS, LLC, May 2022 Delayed Draw Term Loan	446,738	10/04/2027	20,349
TA/WEG HOLDINGS, LLC, Revolver	–	10/04/2027	207,900
Tactical Air Support, Inc., Delayed Draw Term Loan	(6,771)	12/22/2028	285,714
Tank Holding Corp., Revolver	1,645	03/31/2028	6,049
Taoglas Group Holdings Limited, Revolver	57,887	02/28/2029	23,242
Total	$8,318,512		$20,600,982
Total Unfunded Commitments			$21,703,573

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2024	21

Opportunistic Credit Interval Fund	Consolidated Statement of Assets and Liabilities

March 31, 2024 (Unaudited)

ASSETS
Investments, at value (Cost $97,409,126)	$97,867,460
Affiliated investments, at value (Cost $4,300,610)	4,406,567
Cash	11,217
Interest and distributions receivable	1,030,315
Receivable for investments sold	2,200,730
Receivable for fund shares sold	1,160,228
Prepaid expenses and other assets	67,203
Total assets	$106,743,720

LIABILITIES
Payable for investments purchased	5,867,613
Due to Adviser	35,684
Administration fees payable	46,340
Incentive fees payable	270,566
Accrued expenses and other liabilities	56,226
Total liabilities	6,276,429
Commitments and contingencies (Note 2)
NET ASSETS	$100,467,291

NET ASSETS CONSISTS OF
Paid-in capital	$100,890,887
Total accumulated deficit	(423,596)
NET ASSETS	$100,467,291

Common Shares:
Institutional
Net assets	$100,467,291
Shares of beneficial interest outstanding (no par value; unlimited shares)	8,608,439
Net asset value	$11.67

See Notes to Consolidated Financial Statements.
22	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Statement of Operations

For the Six Months Ended March 31, 2024 (Unaudited)

INVESTMENT INCOME
Interest	$3,193,069
Interest from affiliated investments	383,639
Dividends	98,872
Dividends from affiliated investments	335,674
Other income	208,217
Total investment income	4,219,471

EXPENSES
Investment advisory fees (Note 4)	445,557
Administrative fees (Note 4)	210,952
Sub-administrative fees (Note 4)	104,516
Incentive fees (Note 4)	270,566
Transfer agent fees (Note 4)	138,148
Professional fees	90,480
Insurance expense	81,704
Trustee fees and expenses (Note 4)	19,152
Other expenses	121,842
Total expenses	1,482,917
Fees waived/expenses reimbursed by Adviser (Note 4)	(359,442)
Total net expenses	1,123,475
NET INVESTMENT INCOME	3,095,996
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(121,542)
Net realized gain on foreign currency transactions	20,711
Total net realized loss	(100,831)
Net change in unrealized depreciation on investments	(219,132)
Net change in unrealized appreciation on affiliated investments	77,233
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(24)
Total net change in unrealized depreciation	(141,923)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(242,754)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,853,242

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2024	23

Opportunistic Credit Interval Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023
OPERATIONS
Net investment income	$3,095,996		$1,658,486
Net realized gain/(loss) on investments	(121,542)		408,898
Net realized gain on foreign currency transactions	20,711		–
Net change in unrealized appreciation/(depreciation) on investments	(141,923)		725,907
Net increase in net assets resulting from operations	2,853,242		2,793,291

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Institutional	(4,138,967	)(a)	(1,944,979)
Total distributions to shareholders	(4,138,967)		(1,944,979)

COMMON SHARE TRANSACTIONS
Institutional
Proceeds from sales of shares	64,685,907		34,341,560
Distributions reinvested	469,433		427,622
Cost of shares redeemed	(1,297,596)		(46,039)
Net increase from share transactions	63,857,744		34,723,143
Total net increase from net assets	62,572,019		35,571,455

NET ASSETS
Beginning of period	37,895,272		2,323,817
End of period	$100,467,291		$37,895,272

OTHER INFORMATION
Common Shares Transactions
Institutional
Issued	5,472,245		2,942,117
Distributions reinvested	40,284		38,178
Redeemed	(110,148)		(3,945)
Net increase in shares	5,402,381		2,976,350

(a)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end

See Notes to Consolidated Financial Statements.
24	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Statement of Cash Flows

For the Six Months Ended March 31, 2024 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$2,853,242
Adjustments to reconcile net increase in net assets resulting from net cash used in operating activities:
Purchase of investment securities	(64,240,612)
Payment-in-kind income	(204,259)
Proceeds from sale of investment securities	7,183,727
Purchase of short-term investment securities - net	(4,024,406)
Amortization of discount and accretion of discount on investments	(461,115)
Net realized (gain)/loss on:
Investments	121,542
Net change in unrealized (appreciation)/depreciation on:
Investments	141,923
(Increase)/Decrease in assets:
Due from advisor	196,349
Interest and distributions receivable	(703,944)
Prepaid expenses and other assets	114,905
Increase/(Decrease) in liabilities:
Due to Adviser	35,684
Administration fees payable	(78,071)
Incentive fees payable	232,169
Accrued expenses and other liabilities	(282,286)
Net cash used in operating activities	(59,115,152)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sales of shares	64,093,583
Cost of shares redeemed	(1,297,596)
Cash distributions paid	(3,669,618)
Net cash provided by financing activities	59,126,369

Net change in cash & cash equivalents	11,217

Restricted and unrestricted cash, beginning of period	$–
Restricted and unrestricted cash, end of period	$11,217

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$469,433

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2024	25

Opportunistic Credit Interval Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2024 (Unaudited)		Year Ended September 30, 2023		For the Period Ended September 30, 2022(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.82		$10.12		$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	0.54		1.49		0.05
Net realized and unrealized gain/(loss) on investments	(0.09)		1.48	(c)	0.07
Total income from investment operations	0.45		2.97		0.12

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.60	)(i)	(1.27)		–
From net realized gain on investments	–		–		–
Total distributions	(0.60)		(1.27)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.15)		1.70		0.12
NET ASSET VALUE, END OF PERIOD	$11.67		$11.82		$10.12

TOTAL RETURN(d)	3.88	%(e)	30.31	%(e)	1.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$100,467		$37,895		$2,324

RATIOS TO AVERAGE NET ASSETS(f)
Expenses, gross	4.35	%(g)	11.00%		58.09	%(g)
Expenses, net of fees waived/expenses reimbursed by Adviser	3.29	%(g)	2.80%		2.50	%(g)
Expenses, net of fees waived/expenses reimbursed by Adviser and excluding the Incentive fee	2.50	%(g)	2.50%		2.50	%(g)

Net investment income	9.08	%(g)	12.79%		2.24	%(g)

PORTFOLIO TURNOVER RATE	10	%(h)	63%		106	%(g)

(a)	The Fund's Class I commenced operations on July 5, 2022.
(b)	Per share numbers have been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(g)	Annualized.
(h)	Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value. Portfolio turnover rates that cover less than a full period are not annualized.
(i)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end

See Notes to Consolidated Financial Statements.
26	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2024 (Unaudited)

1. ORGANIZATION

Opportunistic Credit Interval Fund (the “Fund”) is a closed-end, diversified management Investment Company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on January 21, 2022. The Fund inception date was July 1, 2022 and commenced operations on July 5, 2022.

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) upon liquidation, in the distribution of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Fund offers one class of shares: Class I shares.

The Fund’s investment objectives are to produce current income and capital appreciation. The Fund will seek to meet its investment objectives by investing primarily in credit-related instruments of North American and European issuers. The Fund defines credit-related instruments as debt, loans, loan participations, credit facility commitments, asset and lease pool interests, mortgage servicing rights, preferred shares, and swaps linked to credit-related instruments. The Fund’s investments will focus on privately originated credit investments as well as secondary credit investments. The Fund will not invest in instruments of emerging market issuers. The Fund will invest without restriction as to an instrument’s maturity, structure, seniority, interest rate formula, currency, and without restriction as to issuer capitalization or credit quality. Lower credit quality debt instruments, such as leveraged loans and high yield bonds, are commonly referred to as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or lower than BBB by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Adviser to be of similar credit quality.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in credit-related instruments. The Fund defines credit-related instruments as debt, loans, loan participations, credit facility commitments, asset and lease pool interests, mortgage servicing rights, preferred shares, and swaps linked to credit-related instruments.

Mount Logan Management LLC (the “Adviser”) serves as the Fund’s investment adviser.

On January 16, 2024, the Fund formed a wholly-owned taxable subsidiary, SOFIX Master Blocker, LLC (the “Taxable Subsidiary”), a Delaware limited liability company, which is taxed as a corporation for U.S. federal income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are amortized to the earliest call date and purchase discounts are accreted over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Generally, non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

Semi-Annual Report | March 31, 2024	27

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2024 (Unaudited)

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid-price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Investments in money market funds are valued at their respective net asset value (“NAV”).

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Adviser in its capacity as the Board's valuation designee pursuant to Rule 2a-5 under the 1940 Act. Fair valuation involves subjective judgments, the Fund cannot ensure that fair values determined by the Adviser would accurately reflect the price that the Fund could obtain for a security if the security was sold. As the valuation designee, the Adviser acts under the Board's oversight. The Adviser’s fair valuation policies and procedures are approved by the Board.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its net asset value (“NAV”) when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds, including a joint venture Great Lakes Funding II LLC (“Great Lakes II JV”), value their investment assets at fair value and generally report a NAV or its equivalent in accordance with U.S. GAAP on a calendar quarter basis. The Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end in accordance with U.S. GAAP. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicles. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

28	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2024 (Unaudited)

Unfunded Commitments – The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

As of March 31, 2024, the Fund had unfunded commitments of $21,703,573.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that categorizes the inputs to valuation techniques used to measure the fair value.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

Semi-Annual Report | March 31, 2024	29

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2024 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of March 31, 2024

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans(a)
Communication Services	$–	$–	$5,063,916	$5,063,916
Consumer Discretionary	–	–	886,364	886,364
Consumer Staples	–	–	3,976,916	3,976,916
Financials	–	–	9,212,996	9,212,996
Health Care	–	–	4,046,862	4,046,862
Industrials	–	–	12,408,250	12,408,250
Information Technology	–	–	20,424,058	20,424,058
Real Estate	–	–	4,750,000	4,750,000
Bonds & Notes(a)
Asset Backed Securities	–	–	401,113	401,113
Common Equity(a)
Communication Services	–	–	9,808	9,808
Consumer Discretionary	–	–	1,275,000	1,275,000
Industrials	–	–	–	–
Information Technology	–	–	–	–
Preferred Stocks(a)
Communication Services	–	–	2,321,429	2,321,429
Consumer Discretionary	–	–	4,900,000	4,900,000
Equipment Financing(a)	–	–	3,447,552	3,447,552
Short- Term Investments(a)
Money Market Funds	25,078,881	–	–	25,078,881
Warrants(a)
Information Technology	–	–	65,428	65,428
TOTAL	$25,078,881	$–	$73,189,692	$98,268,573
Investments measured at net asset value(a)				$4,005,454
Total Investments, at fair value				$102,274,027

(a)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

The following table provides a reconciliation of the beginning and ending balances of investments for which the Fund has used Level 3 inputs to determine the fair value:

Asset Type	Balance as of September 30, 2023	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of March 31, 2024	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments held at March 31, 2024
Bonds & Notes	$439,310	$47,965	$–	$–	$(33,957)	$47,965	$(52,205)	$–	$–	$401,113	$(33,957)
Bank Loans	21,172,593	413,150	–	(121,542)	(80,251)	47,992,460	(8,193,898)	–	–	60,769,362	(106,506)
Common Equity	1,427,115	–	–	–	(152,114)	9,807	–	–	–	1,284,808	(152,114)
Equipment Financing	–	–	–	–	–	3,645,509	(197,957)	–	–	3,447,552	–
Warrants	–	–	–	–	13,233	52,195	–	–	–	65,428	13,233
Preferred Stock	–	–	–	–	–	7,221,429	–	–	–	7,221,429	–
	$23,039,018	$461,115	$–	$(121,542)	$(253,089)	$58,969,365	$(8,444,060)	$–	$–	$73,189,692	$(279,344)

30	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2024 (Unaudited)

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of March 31, 2024 are as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair value at March 31, 2024	Valuation Technique	Unobservable Input(a)	Range of Input (Weighted Average)(b)
Bank Loans
Communication Services	$2,630,174	Discounted Cash Flows	Market Yield	11.6% - 12.6% (12.2%)
Communication Services	2,433,742	Market	Broker/Dealer Quotes	N/A
Consumer Discretionary	886,364	Discounted Cash Flows	Market Yield	10.7% - 10.7% (10.7%)
Consumer Staples	743,450	Enterprise Market Value	EBITDA Multiple	0.4x - 0.4x (0.4x)
Consumer Staples	3,233,466	Market	Broker/Dealer Quotes	N/A
Financials	7,300,324	Discounted Cash Flows	Market Yield	9.4% - 17.1% (10.3%)
Financials	1,912,672	Market	Broker/Dealer Quotes	N/A
Health Care	4,046,862	Discounted Cash Flows	Market Yield	10.4% - 13.3% (10.8%)
Industrials	9,307,082	Discounted Cash Flows	Market Yield	9.2% - 15.5% (12.2%)
Industrials	44,868	Enterprise Market Value	EBITDA Multiple	4.7x - 4.7x (4.7x)
Industrials	3,056,300	Market	Broker/Dealer Quotes	N/A
Information Technology	11,415,399	Discounted Cash Flows	Market Yield	9.2% - 20.2% (12.5%)
Information Technology	9,008,659	Market	Broker/Dealer Quotes	N/A
Real Estate	4,750,000	Discounted Cash Flows	Market Yield	10.0% - 10.0% (10.0%)
Bonds & Notes
Asset Backed Securities	401,113	Discounted Cash Flows	Market Yield	22.1% - 22.1% (22.1%)
Common Equity
Communication Services	9,808	Enterprise Market Value	EBITDA Multiple	2.0x - 2.0x (2.0x)
Consumer Discretionary	1,275,000	Enterprise Market Value	EBITDA Multiple	6.2x - 6.2x (6.2x)
Industrials	–	Enterprise Market Value	EBITDA Multiple	4.7x - 4.7x (–x)
Information Technology	–	Enterprise Market Value	EBITDA Multiple	9.5x - 9.5x (–x)
Equipment Financing	3,447,552	Discounted Cash Flows	Market Yield	10.8% - 10.8% (10.8%)
Preferred Stock
Communication Services	2,321,429	Enterprise Market Value	EBITDA Multiple	9.0x - 9.0x (9.0x)
Consumer Discretionary	4,900,000	Enterprise Market Value	EBITDA Multiple	9.4x - 9.4x (9.4x)
Warrants	65,428	Enterprise Market Value	EBITDA Multiple	6.5x - 6.5x (6.5x)
Total Level 3 investments	$73,189,692

(a)	An increase in market yield would result in a decrease in fair value. A decrease in market yield would result in an increase in fair value. An increase in the transaction price would result in an increase in fair value. A decrease in the transaction price would result in a decrease in fair value. An increase in the EBITDA multiple would result in an increase in fair value. A decrease in the EBITDA multiple would result in a decrease in fair value.

(b)	The weighted averages disclosed in the table above were weighted by their relative fair value.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Semi-Annual Report | March 31, 2024	31

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2024 (Unaudited)

As of and during the six months ended March 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund and Taxable Subsidiary file U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Taxable Subsidiary records deferred tax assets or liabilities related to temporary book versus tax differences on the income or loss generated by the underlying equity investments held by the Taxable Subsidiary.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. GREAT LAKES FUNDING II LLC

In August 2022, the Fund invested in Series A of Great Lakes II JV, a joint venture with an investment strategy to underwrite and hold senior, secured loans made to middle-market companies. The Fund treats its investment in Great Lakes II JV as a joint venture because an affiliate of the Adviser controls a 50% voting interest in Great Lakes II JV.

Great Lakes II JV is a Delaware series limited liability company and, pursuant to the terms of its membership agreement (the “Great Lakes II LLC Agreement”), each member of the predecessor series was offered the opportunity to roll its interests into any subsequent series of the Great Lakes II JV prior to the end of the investment period with respect to each series established under the Great Lakes II LLC Agreement. The Fund does not pay any advisory fees in connection with its investment in Great Lakes II JV. Certain other funds managed by the Adviser or its affiliates have also invested in Great Lakes II JV.

The fair value of the Fund’s investment in Great Lakes II JV as of March 31, 2024 was $4,005,454. Fair value has been determined utilizing the practical expedient in accordance with U.S. GAAP. Pursuant to the terms of the Great Lakes II LLC Agreement, the Fund generally may not effect any direct or indirect sale, transfer, assignment, hypothecation, pledge or other disposition of or encumbrance upon its interests in Great Lakes II JV, except that the Fund may sell or otherwise transfer its interests with the consent of the managing members of Great Lakes II JV or to an affiliate or a successor to substantially all of the assets of the Fund.

As of March 31, 2024, the Fund has a $1,102,591 unfunded commitment to Great Lakes II JV.

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – On May 14, 2022, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive, or collectively "investment advisory fees".

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the average daily gross assets of the Fund. For the six months ended March 31, 2024, the Fund incurred $445,557 in base management fees.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

32	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2024 (Unaudited)

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.7647%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 1.7647%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.7646% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.7647% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 1.7647% of adjusted capital, the incentive fee will equal 15.0% of pre-incentive fee net investment income. For the six months ended March 31, 2024, the Fund incurred $270,566 in incentive fees.

Under the Expense Limitation Agreement, dated May 14, 2022, the Adviser has contractually agreed, until at least February 1, 2025, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary operating expenses of the Fund expenses (excluding incentive fee, interest, dividends, amortization/accretion and interest on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.50% per annum of the Fund’s average daily net assets attributable to Class I shares. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the repayment is approved by the Board. For the six months ended March 31, 2024, the Adviser waived fees of $359,442 and recouped $0.

As of March 31, 2024, the following amounts that may be subject to reimbursement to the Adviser based upon their potential expiration dates:

Fund	2025	2026	2027
Opportunistic Credit Interval Fund	$199,001	$1,063,097	$359,442

Fund Administration and Accounting Fees and Expenses - BC Partners Management LLC (the “Administrator”), an affiliate of the Adviser, serves as administrator to the Fund. Pursuant to the Administration Agreement between the Administrator and the Fund, the Administrator furnishes the Fund with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records that the Fund is required to maintain and preparing reports to our shareholders. In addition, the Administrator assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally oversees the payment of Fund expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer and the Fund’s allocable portion of the compensation of their respective administrative support staff. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Administrator outsources any of its functions, the Fund will pay the fees associated with such functions on a direct basis without any incremental profit to the Administrator. During the six months ended March 31, 2024, the Fund accrued $210,952 for administration fees pursuant to the Administration Agreement.

ALPS Fund Services, Inc. (“ALPS”) serves as sub-administrator to the Fund. During the six months ended March 31, 2024, the Fund accrued $104,516 for sub-administration fees payable to ALPS.

Transfer Agent – SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.

Trustees – Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Fund.

Semi-Annual Report | March 31, 2024	33

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2024 (Unaudited)

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2024 amounted to $64,240,612 and $7,183,727, respectively.

6. CAPITAL SHARES

The Fund commenced operations on July 5, 2022 and currently offers Class I shares at NAV.

Share Repurchase Program

As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, no less than 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, shareholders may not be able to tender all shares that they wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

For the six months ended March 31, 2024 the Fund completed two quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. For the six months ended March 31, 2024, none of the quarterly repurchase offers were oversubscribed such that pro-ration was required. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 11, 2023	December 11, 2023
Repurchase Request Deadline	October 11, 2023	January 10, 2024
Repurchase Pricing Date	October 11, 2023	January 10, 2024
Amount Repurchased	$ 499,000	$ 798,596
Shares Repurchased	42,181	67,967

7. TAX BASIS INFORMATION

For the six months ended March 31, 2024, there were no permanent book- and tax-basis differences that resulted in reclassifications to paid in capital. The following information is computed on a tax basis for each item as of March 31, 2024:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Appreciation	Cost of Investments for Income Tax Purposes
$1,762,621	$(1,021,455)	$741,166	$101,532,861

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in partnerships.

As of September 30, 2023 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$298,678
Accumulated capital gains	–
Net unrealized appreciation on securities	714,405
Other cumulative effect of timing differences	(150,954)
Total distributable earnings	$862,129

34	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Notes to Consolidated Financial Statements

March 31, 2024 (Unaudited)

The tax characteristics of distributions paid for the year ended September 30, 2023 were as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital
$1,944,979	$–	$–

The Fund has formed a Taxable Subsidiary, which is taxed as a corporation for income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The Taxable Subsidiary is a wholly owned subsidiary and consolidated in these financial statement statements for financial reporting purposes.

Deferred U.S. federal income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and U.S. federal income tax purposes. There are no deferred tax assets or liabilities as of March 31, 2024.

8. RISK FACTORS

Market Disruption Risk

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of such events in the future on the U.S. economy and securities markets.

9. AFFILIATE TRANSACTIONS

The following investments represent affiliated investments transactions during the six months ended March 31, 2024 and the related positions as of March 31, 2024:

Security Name	Market Value as of September 30, 2023	Purchases(a)	Sales(b)	Market Value as of March 31, 2024	Shares/Par Balance as of March 31, 2024	Interest income/ Dividends	Change in Unrealized Gain (Loss)	Return of Capital
Great Lakes Funding II LLC, Series A	$94,103	$4,629,346	$–	$4,005,454	3,896,357	$335,674	$111,190	$(829,185)
Mount Logan Funding 2018-1 LP	439,310	47,965	(52,205)	401,113	479,858	47,965	(33,957)	–
Total	$533,413	$4,677,311	$(52,205)	$4,406,567		$383,639	$77,233	$(829,185)

(a)	Purchases include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK and accretion of original issue discount. Purchases also include transfers into Affiliate classification.
(b)	Sales include decreases in the cost basis of investments resulting from principal repayments and sales. Sales also include transfers out of Affiliate classification.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the financial statements and has determined that there have been no events that have occurred that would require adjustments to our disclosures in the financial statements except as stated below.

On April 12, 2024, the Fund entered into a multi-currency revolving bank line of credit (the “Credit Facility”) with U.S. Bank National Association (“USB”). The Credit Facility has a committed, available facility size of $25 million with an uncommitted accordion feature with a maximum available facility size up to $100 million. The Credit Facility is an evergreen facility terminable by either party upon 364 days of receipt of written notice. The Credit Facility is secured by a first-priority perfected security interest in all the Fund's assets with a facility fee of 0.25% per annum, payable quarterly, pro-rated for the life of the Credit Facility if the Credit Facility is terminated, a commitment fee of 0.35% on the unused portion of the maximum facility size and the interest on the used portion is based on the Fund's option, either daily simple SOFR, 1 month SOFR plus the applicable margin of 1.80% or the USB Prime rate.

Semi-Annual Report | March 31, 2024	35

Opportunistic Credit Interval Fund	Additional Information

March 31, 2024 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

3. APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on November 7, 2023 the Board, including a majority of the independent Trustees, considered the renewal of the Management Agreement between the Fund and the Adviser. In considering the renewal of the Management Agreement, the Trustees received materials specifically relating to the Adviser and the Management Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Management Agreement.

Nature, Extent and Quality of Services. The Board reviewed the Adviser’s business and current staffing and organizational structure, and discussed the nature, extent and quality of the services provided by the Adviser under the Management Agreement. The Board discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience and background of all key personnel of its fund management team. The Board noted that the Adviser was an affiliate of BC Partners, and the Adviser leveraged the established fund support and administration infrastructure of the broader BC Partners/Mt. Logan organization. The Board discussed the organization’s significant investment in and commitment to hiring and retaining high quality professional personnel to support the Fund. The Board noted that there had been no changes in the investment team since the approval of the Management Agreement. The Board noted that the Adviser had reported no regulatory actions or material compliance matters that would adversely impact the Adviser’s ability to serve as adviser to the Fund. The Board discussed cybersecurity initiatives undertaken by the Adviser to mitigate cybersecurity risks. The Trustees further considered the key risks associated with the Fund’s investment strategy and the policies and procedures adopted by the Adviser to mitigate those risks. They also discussed the Adviser’s practices for monitoring compliance with the Fund’s investment limitations as well as the Adviser’s broker-dealer selection practices. The Board noted that they appreciated their access to the portfolio management team and senior firm management, were satisfied overall by the Adviser’s ongoing transparency, and looked forward to a continued high-level of service to benefit the Fund’s shareholders. The Trustees concluded that the Adviser had provided high quality services under the Management Agreement.

Performance. The Board considered the performance of the Fund. Referring to the materials provided by the Adviser, the Board noted that the Fund was the top performing fund among five peer funds selected by the Adviser for the twelve-month period ended September 30, 2023. The Board also noted that the Fund’s Class I shares outperformed the Morningstar LSTA US Leveraged Loan TR USD Index over the 1-year period ended September 30, 2023, but underperformed the benchmark for the three-month period ended September 30, 2023. They discussed the Adviser’s commentary regarding the factors that contributed to Fund performance, including among other things, a relatively small asset base and certain positions that had an outsized impact on the Fund’s total return since inception of the Fund in July 2022. The Trustees expressed their appreciation for the thoughtful and professional manner in which the Adviser implemented the strategy. They reasoned that the Adviser was managing the Fund’s portfolio in accordance with prospectus guidelines and concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Board noted that the Adviser charged an annual base advisory fee of 1.25% of the Fund’s gross assets and was entitled to a performance fee if income exceeded certain hurdles. The Trustees noted that the base fee was similar to the Adviser selected peer group average of 1.26%, and the Adviser had agreed to waive its fees to limit total annual Fund operating expenses, exclusive of certain expenses, so as not to exceed 2.50%, per annum of the Fund’s average daily net assets attributable to Class I Shares. It was noted that due to the scale of the Fund, the Adviser effectively waived its management fee entirely during the year ended September 30, 2023. The Board concluded that the proposed advisory fee was not unreasonable.

36	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Additional Information

March 31, 2024 (Unaudited)

Profitability. The Board reviewed a profitability analysis provided by the Adviser and noted that the Adviser had not made a profit related to the management of the Fund during the six months ended June 30, 2023, given the relatively small asset size of the Fund. The Board concluded that excessive profitability of the Adviser was not a concern.

Economies of Scale. The Board considered whether the Adviser had realized material economies of scale with respect to the management of the Fund, observing that economies of scale are realized when a fund’s assets increase significantly. Because the Fund has not yet reached meaningful asset levels the Trustees determined that they would revisit this issue after greater growth in the Fund’s assets. After further discussion, the Trustees concluded that the absence of breakpoints at this time was acceptable.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board determined that renewal of the Management Agreement was in the best interests of the shareholders of the Fund.

Semi-Annual Report | March 31, 2024	37

Opportunistic Credit Interval Fund	Consolidated Privacy Notice

March 31, 2024 (Unaudited)

FACTS	WHAT DOES OPPORTUNISTIC CREDIT INTERVAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•	Social Security number	•	Purchase History
•	Assets	•	Account Balances
•	Retirement Assets	•	Account Transactions
•	Transaction History	•	Wire Transfer Instructions
•	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Opportunistic Credit Interval Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		Does Alternative Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes — to offer our products and services to you		No	We don't share
For joint marketing with other financial companies		No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences		No	We don't share
For our affiliates' everyday business purposes — information about your creditworthiness		No	We don't share
For non-affiliates to market to you		No	We don't share
QUESTIONS?	Call 1-833-404-4103

38	www.opportunisticcreditintervalfund.com

Opportunistic Credit Interval Fund	Consolidated Privacy Notice

March 31, 2024 (Unaudited)

WHO WE ARE
Who is providing this notice?	Opportunistic Credit Interval Fund
WHAT WE DO
How does Opportunistic Credit Interval Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
We collect your personal information, for example, when you
How does Opportunistic Credit Interval Fund collect my personal information?

•    Open an account

•    Provide account information

•    Give us your contact information

•    Make deposits or withdrawals from your account

•    Make a wire transfer

•    Tell us where to send the money

•    Tells us who receives the money

•    Show your government-issued ID

•    Show your driver's license

We also collect your personal information from other companies.
Federal law gives you the right to limit only
Why can't I limit all sharing?	• Sharing for affiliates' everyday business purposes - information about your creditworthiness • Affiliates from using your information to market to you • Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Opportunistic Credit Interval Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Opportunistic Credit Interval Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Opportunistic Credit Interval Fund doesn’t jointly market.

Semi-Annual Report | March 31, 2024	39

OPPORTUNISTIC CREDIT INTERVAL FUND

INVESTMENT ADVISER
Mount Logan Management, LLC
650 Madison Avenue, 23rd Floor
New York, New York 10022

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Opportunistic Credit Interval Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.

(b)	Not applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPPORTUNISTIC CREDIT INTERVAL FUND

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date: June 7, 2024

By:	/s/ Brandon Satoren
Brandon Satoren
Chief Financial Officer (Principal Financial Officer)

Date: June 7, 2024